Exhibit 10.4


              CONSOLIDATED FREIGHTWAYS CORPORATION

            NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN


1.   Purposes.

      (a) Eligible Option Recipients. The persons eligible to receive Options are the Non-Employee Directors of the Company.

      (b) Available Options. The purpose of the Plan is to provide a means by which Non-Employee Directors' interests are more closely aligned with those of the stockholders of the Company by giving Non-Employee Directors an opportunity to benefits from increases in value of the Common Stock through the granting of Nonstatutory Stock Options.

      (c) General Purpose. The Company, by means of the Plan, seeks to retain the services of its Non-Employee Directors, to secure and retain the services of new Non-Employee Directors and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

2.   Definitions.

      (a) "Affiliate" means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

      (b) "Annual Meeting" means the annual meeting of the stockholders of the Company.

     (c)  "Basic Grant" means an Option granted to a Non-Employee
Director who meets the specified criteria pursuant to subsections
6(a) or 6(b) of the Plan.

     (d)  "Board" means the Board of Directors of the Company.

      (e) "Code" means the Internal Revenue Code of 1986, as amended.

     (f)  "Common Stock" means the common stock of the Company.

       (g)    "Company"   means   the  Consolidated   Freightways
Corporation, a Delaware corporation.

      (h)   "Consultant" means any person, including an  advisor,
(i) engaged by the Company or an Affiliate to render consulting or advisory services and who is compensated for such services or
(ii) who is a member of the Board of Directors of an Affiliate. However, the term "Consultant" shall not include Directors of the Company who are compensated solely by the Company for their services as Directors.

      (i) "Continuous Service" means that the Optionholder's service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Optionholder's Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Optionholder renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the entity for which the Optionholder renders such service, provided that there is not interruption or termination of the Optionholder's Continuous Service. For example, a change in status from a Non-Employee Director of the Company to a Consultant of an Affiliate or an Employee of the Company will not constitute an interruption of Continuous Service. The Board or chief executive officer of the Company, in that party's sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal leave.

      (j) "Director" means a member of the Board of Directors of the Company.

      (k) "Employee" means any person employed by the Company or an Affiliate. Mere service as a Director or payment of a director's fee by the Company or an Affiliate shall not be sufficient to constitute "employment" by the Company or an Affiliate.

      (l)   "Exchange Act" means the Securities Exchange  Act  of
1934, as amended.

     (m) "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

           (i) If the Common Stock is listed on any established stock exchange or traded on the NASDAQ National Market or the NASDAQ SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

           (ii)  In  the absence of such markets for  the  Common
Stock, the Fair Market Value shall be determined in good faith by the Board.

      (n) "Non-Employee Director" means a Director who is not an Employee or Consultant.

      (o)   "Nonstatutory  Stock  Option"  means  an  Option  not
intended  to  qualify  as an incentive stock  option  within  the
meaning   of   Section  422  of  the  Code  and  the  regulations
promulgated thereunder.


     (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

     (q) "Option" means a Nonstatutory Stock Option granted pursuant to the Plan.

     (r)   "Option  Agreement" means a written agreement  between
the   Company  and  an  Optionholder  evidencing  the  terms  and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

     (s) "Optionholder" means a person to whom an Option is granted pursuant to the Plan, or, if applicable, such other person who holds an outstanding Option.

     (t)   "Plan" means this Consolidated Freightways Corporation
1999 Non-Employee Directors' Stock Option Plan.

     (u)   "Rule  16b-3" means Rule 16b-3 promulgated  under  the
Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

     (v) "Securities Act" means the Securities Act of 1933, as amended.

     (w)   "Special  Grant" means an Option  granted  to  a  Non-
Employee Director who meets the specified criteria pursuant to subsection 6(b) of the Plan.

3.   Administration.

      (a) Administration by Board. The Board shall administer the Plan. The Board may delegate administration of the Plan to a committee of the Board comprised of one or more Directors.

      (b) Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

           (i) To determine the provisions of each Option to the extent not specified in the Plan.

           (ii) To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (iii)     To amend the Plan or an Option as provided in
Section 12.

           (iv) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company which are not in conflict with provisions of the Plan.



4.   Shares Subject to the Plan.

     (a) Share Reserve. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Options shall not exceed in the aggregate two hundred fifty thousand (250,000) shares of Common Stock.

      (b) Reversion of Shares to the Share Reserve. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under such Option shall revert to and again become available for issuance under the Plan.

     (c) Source of Shares. The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.   Eligibility.

      Nondiscretionary Options as set forth in section 6 shall be granted under the Plan to all Non-Employee Directors.

6.   Non-Discretionary Grants.

      Option Grants. Without any further action of the Board, each Non-Employee Director shall be granted the following Options
(if  such Non-Employee Director is then serving as a Non-Employee
Director on the date of grant of such Option):

      (a) On May 11, 1999, the date following the May 10, 1999 Annual Meeting, each person who is then a Non-Employee Director shall automatically be granted a Basic Grant to purchase twenty five thousand (25,000) shares of Common Stock on the terms and conditions set forth herein. If, on that date, a Non-Employee Director is also serving as Chairman of the Board, that Non-
Employee Director shall instead be granted a Basic Grant to purchase fifty thousand (50,000) shares of Common Stock on the terms and conditions set forth herein.

      (b) After May 10, 1999, each person who is elected or appointed for the first time to be a Non-Employee Director automatically shall, upon the day following the first Annual Meeting following the Non-Employee Director's appointment or election, be granted a Basic Grant to purchase twenty-five thousand (25,000) shares of Common Stock multiplied by a fraction, the numerator of which is that number of full or partial months left from the date of the grant of such Basic Grant, until December 31, 2003 and the denominator of which is forty eight (48). In no event shall this fraction exceed one
(1). In addition, a special grant of three thousand (3,000) shares of Common Stock ("Special Grant") shall be made to a new Non-Employee Director as an inducement to join the Board.

      (c) In addition to the Basic Grant described in subsection 6(b) and the Special Grant, a person who first becomes a Non-Employee Director after May 10, 1999 shall receive a supplemental Option on the day following the first Annual meeting following the Non-Employee Director's appointment or election in the amount of twenty-five thousand (25,000) shares of Common Stock multiplied by a fraction, the numerator of which shall be the number of full months after January 1, 2000, which such Director has served between his or her appointment or election and the beginning of the month in which the first Annual Meeting following his or her appointment or election is held and the denominator of which is forty eight.

      (d) No Option shall be granted to purchase a fractional share of Common Stock. Any calculations made under this Section 6 which would otherwise result in the grant of a fractional share shall be rounded to the nearest whole share (any result containing half a share shall be rounded up to the next higher number of whole shares).

7.   Option Provisions.

      Each Option shall be in such form and shall contain such terms and conditions as required by the Plan. Each Option shall contain such additional terms and conditions, not inconsistent with the Plan, as the Board shall deem appropriate. Each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

      (a)   Term.   No  Option  shall be  exercisable  after  the
expiration of five (5) years from the date it was granted.

      (b) Exercise Price. The exercise price of each Option shall be one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

      (c) Consideration. The purchase price of the stock acquired pursuant to an Option may be paid, to the extent permitted by applicable statutes and regulations, in any combination of (i) cash or check, (ii) delivery to the Company of other Common Stock, (iii) deferred payment or (iv) any other form of legal consideration that may be acceptable to the Board and provided in the Option Agreement; provided, however, that at any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value", as defined in Delaware General Corporation Law, shall not be made by deferred payment.

      In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

      (d) Transferability. An Option shall be transferable to the extent provided in the option agreement. If the Option does not provide for transferability, then the Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Director only by the Director. Notwithstanding the foregoing provisions of this subsection 7(d), the Director may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of a Director, shall thereafter be entitled to exercise the Option.

      (e) Vesting Generally. Options shall vest and become exercisable as follows:

           (i) Basic Grants described in subsection 6(a) shall provide for vesting monthly on a pro-rata basis over a 48-month period, beginning on January 1, 2000 and ending on December 31, 2003. Therefore, the first installment of monthly vesting for such a Basic Grant would occur on January 31, 2000. For Non-
Employee Directors elected or appointed after the May 10, 1999 Annual Meeting, monthly pro-rata vesting shall begin on the last day of the month following the first Annual Meeting following such Non-Employee Director's appointment or election and end on December 31, 2003.

           (ii) Special Grants described in subsection 6(b) and supplemental Options described in subsection 6(c) shall vest in their entirety one year after the date of the grant.

      (f) Termination of Continuous Service. In the event an Optionholder's Continuous Service terminates for any reason (including as a result of death or disability), the Optionholder (or his or her successor in interest) may exercise the Option (to the extent that the Optionholder was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twenty-four (24) months following the termination of the Optionholder's Continuous Service, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder (or his or her successor in interest) does not exercise the Option within the time specified in the Option Agreement, the Option shall terminate.

      (g) Extension of Termination Date. If the exercise of the Option following the termination of the Optionholder's Continuous Service would be prohibited at any time solely because the issuance of shares would violate the registration requirements under the Securities Act, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in subsection 7(a) or (ii) the expiration of a period of three
(3) months after the termination of the Optionholder's Continuous Service during which the exercise of the Option would not be in violation of such registration requirements, but in any event no earlier than the Option would otherwise have expired under subsection 7(f).

8.   Covenants of the Company.

      (a) Availability of Shares. During the terms of the Options, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Options.

      (b) Securities Law Compliance. The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Options and to issue and sell shares of Common Stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

9.   Use of Proceeds from Stock.

      Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

10.  Miscellaneous.

     (a) Stockholder Rights. No Optionholder shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such Optionholder has satisfied all requirements for exercise of the Option pursuant to its terms.

      (b) No Service Rights. Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Optionholder any right to continue to serve the Company as a Non-Employee Director or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant's agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

      (c) Investment Assurances. The Company may require an Optionholder, as a condition of exercising or acquiring stock under any Option, (i) to give written assurances satisfactory to the Company as to the Optionholder's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that the Optionholder is acquiring the stock subject to the Option for the Optionholder's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (iii) the issuance of the shares upon the exercise of acquisition of stock under the Option has been registered under a then currently effective registration statement under the Securities Act or (iv) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company, may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.


      (d) Withholding Obligations. The Optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of stock under an Option by any of the following means (in addition to the Company's right to withhold from any compensation paid to the Optionholder by the Company) or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold shares from the shares of the Common Stock otherwise issuable to the Optionholder as a result of the exercise or acquisition of stock under the Option; or (iii) delivering to the Company owed and unencumbered shares of the Common Stock.

11.  Adjustments upon Changes in Stock.

      (a) Capitalization Adjustments. If any change is made in the stock subject to the Plan, or subject to any Option, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the class(es) and maximum number of securities subject both to the Plan pursuant to subsection 4(a) and to the nondiscretionary Options specified in
Section 6, and the outstanding Options will be appropriately adjusted in the class(es) and number of securities and price per share of stock subject to such outstanding Options. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

      (b) Change in Control. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in any of the above cases in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors has changes, (v) an acquisition by any person, entity or group within the meaning of
Section 13(d) or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act or comparable successor rule) of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or (vi) that the individuals who, as of the date of the adoption of this Plan, are members of the Board (the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%) of the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), any one of which events shall constitute a "Change in Control", then any surviving corporation or acquiring corporation shall assume any Options outstanding under the Plan or shall continue or substitute similar options (including an option to acquire the same consideration paid to the stockholders in the transaction) for those outstanding under the Plan. In the event any surviving corporation or acquiring corporation refuses to assume such options or to continue or substitute similar Options outstanding under the Plan, then with respect to Options held by Directors whose Continuous Service has not terminated, the vesting of such Options (and, if applicable, the time during which such Options may be exercised) shall be accelerated in full, and the Options shall terminate if not exercised (if applicable) at or a reasonable time following such event as shall be determined by the Board.

      (c) Termination of Continuous Service upon a Change in Control. If a Director's Continuous Service is terminated involuntarily without cause (other than as a result of death of disability) within twenty-four (24) months after the occurrence of a Change in Control, then any Options held by such Director shall immediately become fully vested and exercisable.

12.  Amendment of the Plan and Options.

      (a) Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in
Section 11 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary to satisfy the requirements of Rule 16b-3 or any NASDAQ or securities exchange listing requirements.

      (b)   Stockholder  Approval.  The Board may,  in  its  sole
discretion,   submit  any  other  amendment  to  the   Plan   for
stockholder approval.

      (c) No Impairment of Rights. Rights under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

      (d) Amendment of Options. The Board at any time, and from time to time, may amend the terms of any one or more Options; provided, however, that the rights under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the Optionholder and (ii) the Optionholder consents in writing.

13.  Termination or Suspension of the Plan.

     (a) Plan Term. The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2003. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

      (b) No Impairment of Rights. Suspension or termination of the Plan shall not impair rights and obligations under any Option granted while the Plan is in effect except with the written consent of the Optionholder.



14.  Effective Date of Plan.

      The Plan shall become effective on May 10, 1999, the date the Plan is adopted by the stockholders of the Company.

15.  Choice of Law.

      All questions concerning the construction, validity and interpretation of this Plan shall be governed by the law of the State of Delaware, without regard to such state's conflict of laws rules.





              Consolidated Freightways Corporation



            Non-Employee Directors' Stock Option Plan



                     Stock Option Agreement




     Pursuant to the Stock Option Grant Notice ("Grant Notice") and this Stock Option Agreement, Consolidated Freightways Corporation (the "Company") has granted you an option under its Non-Employee Directors' Stock Option Plan (the "Plan") to purchase the number of shares of the Company's Common Stock indicated in the Grant Notice at the exercise price indicated in the Grant Notice. Defined terms not defined in this Stock Option Agreement but defined in the Plan shall have the same definitions as in the Plan.

     The details of your option are as follows:

     1. Vesting. Subject to the limitations contained herein, your option will vest as provided in the Grant Notice, provided that vesting will cease upon the termination of your Continuous
Service.

      2. Number of Shares and Exercise Price. The number of shares subject to your option and your exercise price per share referred to in the Grant Notice may be adjusted from time to time for capitalization adjustments, as provided in Section 11 of the Plan.

     3. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your option. You may elect to make payment of the exercise price in cash or by check or by delivery to the Company of other Common Stock.

     4. Whole Shares. Your option may only be exercised for whole shares.

     5. Securities Law Compliance. Notwithstanding anything to the contrary herein, your option may not be exercised unless the shares issuable upon exercise of your option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of your option must also comply with other applicable laws and regulations governing the option, and the option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

     6. Term. The term of your option commences on the Date of Grant and expires upon the earliest of the following:

          (a)     immediately upon termination of your Continuous
          Service for cause:

          (b) twenty-four (24) months following termination of your Continuous Service; or

           (c) the fifth (5th) anniversary of the Date of Grant.

     7.   Exercise.   You may exercise the vested portion of your
option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.


     8. Transferability. Your option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during your life only by you. Notwithstanding by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to exercise your option.

     9.   Change in Control.

          (a) In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the assets of the Company, (iii) a merger or consolidation in which the Company is  not the surviving corporation, (iv) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by  virtue of the merger into other property, whether in the form of securities, cash or otherwise, and in which beneficial ownership of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in  the election of directors has changed, (v) an acquisition  by any  person, entity or group within the meaning of Section  13(d)
or 14(d) of the Exchange Act, or any comparable successor provisions (excluding any employee benefit plan, or related trust, sponsored or maintained by the Company or an Affiliate) of the beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act, or comparable successor rule)
of securities of the Company representing at least fifty percent (50%) of the combined voting power entitled to vote in the election of directors, or (vi) that the individuals who, as of the  date of the adoption of this Plan, are members of the  Board
(the "Incumbent Board"), cease for any reason to constitute at least fifty percent (50%) of the Board, (if the election, or nomination for election, by the Company's stockholders of any new director was approved by a vote of at least fifty percent (50%)
of  the Incumbent Board, such new director shall be considered as a member of the Incumbent Board), any one of which events shall constitute a "Change in Control", then any surviving corporation or  acquiring  corporation shall assume any  options  outstanding
under   the  Plan  or  shall  substitute  similar  stock   awards
(including an award to acquire the same consideration paid to the stockholders in the transaction) for those outstanding under the
Plan.   In  the  event  any  surviving corporation  or  acquiring
corporation refuses to assume such options or to substitute similar stock awards for those outstanding under the Plan, then with respect to options held by Optionholders whose Continuous Service has not terminated, the vesting of such options (and the time during which such options may be exercised) shall be accelerated in full, and the options shall terminate if not exercised (if applicable) at or a reasonable time following such event as shall be determined by the Board.

          (b) If an Optionholder's Continuous Service is terminated involuntarily without cause (other than by death or disability) within twenty-four (24) months after the occurrence of a Change in Control, then any options held by such Optionholder shall immediately become fully vested and exercisable.

     10. Option not a Service Contract. Your option is not an employment or service contract, and nothing in your option shall be deemed to create in any way whatsoever any obligation on your part to continue the employ or service of the Company. In addition, nothing in your option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, Officers or Employees to continue any relationship that you might have as a Director, Employee or Consultant for the Company or an Affiliate.




     11.  Withholding Obligations.

          (a) At the time your option is exercised, in whole or in part, or at any time thereafter as requested by the Company, you agree to pay the Company any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate, if any, which arise in connection with your option.

          (b) Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to you upon the exercise of your option a number of whole shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility.

          (c) Your option is not exercisable unless the tax withholding obligations of the Company and/or any Affiliate, if any, are satisfied. Accordingly, you may not be able to exercise your option when desired even though your option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

     12. Notices. Any notices provided for in your option or the Plan shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to you, five (5) days after deposit in the United States mail, postage prepaid, addressed to you at the last address you provided to the Company.

     13. Governing Plan Document. Your option is subject to all the provisions of the Plan, the provisions of which are hereby made a part of your option, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the Plan. In the event of any conflict between the provisions of your option and those of the Plan, the provisions of the Plan shall control.